Exhibit 99.2

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

R.M.WILLIAMS
EST. 1932 · AUSTRALIA
GS
Grand Seiko

Q2 2021

SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

REALTY TRUST

Table of Contents		Supplemental Report – June 30, 2021

Section I – Second Quarter 2021 Earnings Press Release
Section II – Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	26
Market Capitalization	4	Core Top Tenants	30
Operating Statements		Core Lease Expirations	31
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	32
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	33
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11	Section IV – Fund Information
EBITDA	12
Same Property Net Operating Income	13	Fund Overview	34
Fee Income	14	Fund Properties	35
Structured Financing	15	Fund Lease Expirations	38
Other Information		Development and Redevelopment Activity	39
Transactional Activity	16
2021 Guidance	17
Net Asset Valuation Information	18
Selected Financial Ratios	19	Section V – Other Information
Debt Analysis
Summary	21	Portfolio Composition	41
Detail	22
Maturities	24	Important Notes	42

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – June 30, 2021		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Sunny Holcomb	Symbol AKR
	Suite 300	Vice President, Financial Reporting
	Rye, NY 10580	(914) 288-8100
investorrelations@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Katy McConnell - (212) 816-4471	Todd Thomas - (917) 368-2286
	craig.schmidt@baml.com	katy.mcconnell@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Paulina Rojas Schmidt - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	Truist
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA – (212) 303-4124
	ltsai@jefferies.com	kibin.kim@truist.com

3

Market Capitalization
Supplemental Report – June 30, 2021	(Including pro-rata share of Fund debt, in thousands)

					Changes in Total Outstanding Common				Weighted Average
	Total Market			Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%			Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	88,419				Balance at 12/31/2020	86,269	4,891	91,160
Common Operating Partnership ("OP") Units	5,148				Other	6	—	6
Combined Common Shares and OP Units	93,567				Vesting RS and LTIPs	8	251	259
					OP Conversions	19	(19)	—
Share Price at June 30, 2021	$21.96				Balance at 3/31/2021	86,302	5,123	91,425	86,346	86,346	91,931	91,931
					Other	3	—	3
Equity Capitalization - Common Shares and OP Units	$2,054,731				Issuance - ATM	2,072	—	2,072
Preferred OP Units	10,203	[2]			Vesting RS and LTIPs	35	32	67
Total Equity Capitalization	2,064,934		66%	66%	OP Conversions	7	(7)	—
					Balance at 6/30/2021	88,419	5,148	93,567	86,824	86,575	92,627	92,254
Debt Capitalization
Consolidated debt	1,672,957
Adjustment to reflect pro-rata share of debt	(593,022)
Total Debt Capitalization	1,079,935		34%	34%

Total Market Capitalization	$3,144,869	[3]	100%	100%

__________

1.	Reflects debt net of Core Portfolio cash of $10,050 and pro-rata share of Funds cash of $7,757 for total cash netted against debt of $17,807.

2.	Represents 188 Series A and 126,593 Series C Preferred OP Units convertible into 25,067 and 439,556 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

3.	Market capitalization comprises (fixed-rate debt includes notional principal fixed through interest rate swap transactions):

4

Consolidated Income Statement
Supplemental Report – June 30, 2021	(in thousands)

	June 30, 2021 [1]
CONSOLIDATED INCOME STATEMENT	Quarter	Year to Date
Revenues
Rental income	$73,666	$140,871
Other	994	3,183
Total revenues	74,660	144,054
Operating expenses
Depreciation and amortization	31,345	62,735
General and administrative	10,671	19,667
Real estate taxes	12,504	23,966
Property operating	12,890	26,367
Total operating expenses	67,410	132,735

Gain on disposition of properties	5,909	10,521
Operating income	13,159	21,840
Equity in earnings of unconsolidated affiliates	1,106	3,369
Interest and other income	2,054	3,754
Realized and unrealized holding gains on investments and other	2,711	9,218
Interest expense	(17,605)	(34,746)
Income from continuing operations before income taxes	1,425	3,435
Income tax provision	(194)	(344)
Net income	1,231	3,091
Net loss attributable to noncontrolling interests	2,687	5,989
Net income attributable to Acadia	$3,918	$9,080

5

Income Statement - Detail
Supplemental Report – June 30, 2021	(in thousands)

	June 30, 2021 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year to Date
PROPERTY REVENUES
Minimum rents	$55,179	$104,646
Percentage rents	373	758
Expense reimbursements - CAM	5,732	12,059
Expense reimbursements - Taxes	8,574	16,892
Other property income	762	1,590
Total Property Revenues	70,620	135,945

PROPERTY EXPENSES
Property operating - CAM	8,791	19,056
Other property operating (Non-CAM)	4,540	8,150
Real estate taxes	12,504	23,966
Total Property Expenses	25,835	51,172

NET OPERATING INCOME - PROPERTIES	44,785	84,773

OTHER INCOME (EXPENSE)
Interest income	2,054	3,754
Straight-line rent income (expense)	1,869	2,180
Above/below-market rent income (expense)	2,478	5,372
Interest expense [2]	(16,267)	(32,080)
Amortization of finance costs	(1,277)	(2,546)
Above/below-market interest income (expense)	26	52
Asset and property management income (expense)	(96)	(193)
Other income (expense) [7]	(84)	1,403
Transaction costs	—	—
Finance lease interest expense	(87)	(172)
CORE PORTFOLIO AND FUND INCOME	33,401	62,543

FEE INCOME
Asset and property management fees	142	339
Net promote and other transactional income	—	—
Realized and unrealized holding gains on investments and other	2,841	8,976
Transactional fees [3]	42	89
Income tax (provision) benefit	(194)	(344)
Total Fee Income (Loss)	2,831	9,060

General and Administrative	(10,671)	(19,667)

Depreciation and amortization	(31,286)	(62,619)
Non-real estate depreciation and amortization	(59)	(116)
Gain on disposition of properties	5,909	10,521
Income (Loss) before equity in earnings and noncontrolling interests	125	(278)

Equity in earnings of unconsolidated affiliates	1,106	3,369
Noncontrolling interests	2,687	5,989

NET INCOME ATTRIBUTABLE TO ACADIA	$3,918	$9,080

6

Income Statement – Pro Rata Adjustments
Supplemental Report – June 30, 2021	(in thousands)

	Quarter Ended June 30, 2021		Year to Date June 30, 2021
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
PROPERTY REVENUES
Minimum rents	$(20,680)	$8,854	$(39,595)	$17,227
Percentage rents	(215)	23	(364)	75
Expense reimbursements - CAM	(2,368)	541	(5,211)	1,376
Expense reimbursements - Taxes	(2,300)	2,051	(4,735)	3,818
Other property income	(543)	209	(1,053)	415
Total Property Revenues	(26,106)	11,678	(50,958)	22,911

PROPERTY EXPENSES
Property operating - CAM	(4,361)	1,054	(9,508)	2,321
Other property operating (Non-CAM)	(2,173)	382	(3,823)	630
Real estate taxes	(4,022)	2,275	(8,079)	4,336
Total Property Expenses	(10,556)	3,711	(21,410)	7,287
NET OPERATING INCOME - PROPERTIES	(15,550)	7,967	(29,548)	15,624

OTHER INCOME (EXPENSE)
Interest income	(2)	—	(3)	—
Straight-line rent income (expense)	(1,091)	233	(1,100)	333
Above/below-market rent income (expense)	(695)	134	(1,948)	272
Interest expense [2]	8,373	(2,670)	16,597	(5,497)
Amortization of finance costs	735	(227)	1,493	(491)
Above/below-market interest income (expense)	—	21	—	42
Asset and property management income (expense)	268	(331)	554	(644)
Other income (expense) [7]	(136)	268	(4,168)	345
Finance lease interest expense	63	—	125	—
Impairment charges (excluding ROU)	—	—	2,852	—
CORE PORTFOLIO AND FUND INCOME	(8,035)	5,395	(15,146)	9,984

FEE INCOME
Asset and property management fees	2,951	121	5,775	269
Net promote and other transactional income	2,411	—	2,411	-
Realized and unrealized holding gains on investments and other	(2,036)	—	(6,433)	-
Transactional fees [3]	1,620	61	3,185	181
Income tax (provision) benefit	62	(19)	111	(31)
Total Fee Income (Loss)	5,008	163	5,049	419

General and Administrative	220	(70)	449	(172)
Depreciation and amortization	12,591	(4,382)	25,464	(9,729)
Non-real estate depreciation and amortization	—	—	—	—
Gain (loss) on disposition of properties	(6,822)	—	(9,205)	2,867
Income (Loss) before equity in earnings and noncontrolling interests	2,962	1,106	6,611	3,369

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	(275)	—	(622)	—

NET INCOME ATTRIBUTABLE TO ACADIA	$2,687	$1,106	$5,989	$3,369

7

Balance Sheet
Supplemental Report – June 30, 2021	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$761,029	The components of Real estate under development, at cost are as follows:
Buildings and improvements	3,030,091	Core	$41,884
Construction in progress	9,427	Fund II	75,641
Right-of-use assets - finance leases	25,086	Fund III	23,685
	3,825,633	Fund IV	76,410
Less: Accumulated depreciation and amortization	(624,461)	Total	$217,620
Operating real estate, net	3,201,172
Real estate under development	217,620	Summary of other assets, net:
Net investments in real estate	3,418,792	Deferred charges, net	$31,850
Notes receivable, net	117,280	Accrued interest receivable	17,263
Investments in and advances to unconsolidated affiliates	258,063	Due from seller	3,364
Lease intangibles, net	83,722	Prepaid expenses	15,507
Other assets, net	75,870	Other receivables	1,905
Right-of-use assets - operating leases, net	42,398	Income taxes receivable	2,015
Cash and cash equivalents	34,645	Corporate assets, net	1,257
Restricted cash	15,094	Deposits	2,709
Straight-line rents receivable, net	26,629	Total	$75,870
Rents receivable, net	17,119
Total Assets	$4,089,612

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$1,162,617
Unsecured notes payable, net	440,088	Summary of accounts payable and other liabilities:
Unsecured line of credit	61,405	Lease liability - finance leases, net	$6,479
Accounts payable and other liabilities	172,074	Accounts payable and accrued expenses	57,582
Lease liability - operating leases, net	40,861	Deferred income	34,928
Dividends and distributions payable	14,339	Tenant security deposits, escrow and other	12,106
Lease intangibles, net	66,982	Derivative financial instruments	60,979
Distributions in excess of income from, and investments in, unconsolidated affiliates	14,896	Total	$172,074
Total liabilities	1,973,262
Shareholders' Equity
Common shares	88
Additional paid-in capital	1,730,686
Accumulated other comprehensive loss	(47,909)
Distributions in excess of accumulated earnings	(184,174)
Total Acadia shareholders’ equity	1,498,691
Noncontrolling interests	617,659
Total equity	2,116,350
Total liabilities and equity	$4,089,612

8

Balance Sheet – Pro-rata Adjustments[8]
Supplemental Report – June 30, 2021	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Land	$(176,455)	$68,436
Buildings and improvements	(956,188)	273,083
Construction in progress	(4,351)	617
Right-of-use assets - finance leases	(4,129)	22,697
	(1,141,123)	364,833
Less: Accumulated depreciation and amortization	130,304	(56,817)
Operating real estate, net	(1,010,819)	308,016
Real estate under development	(131,332)	5,336
Net investments in real estate	(1,142,151)	313,352
Notes receivable, net	(4,005)	—
Investments in and advances to unconsolidated affiliates	(102,927)	(130,915)
Lease intangibles, net	(23,029)	5,802
Other assets, net	(893)	1,962
Right-of-use assets - operating leases, net	(2,493)	—
Cash and cash equivalents	(22,758)	5,920
Restricted cash	(11,620)	1,833
Straight-line rents receivable, net	(5,966)	4,264
Rents receivable, net	(5,019)	1,489
Assets of properties held for sale	—	—
Total Assets	$(1,320,861)	$203,707

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(737,860)	$179,489
Unsecured notes payable, net	(32,347)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(45,667)	24,044
Lease intangibles, net	(17,384)	7,553
Lease liability - operating leases, net	(2,612)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(4,722)	7,513
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(14,896)
Total liabilities	(840,592)	203,707
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive loss	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests	(480,269)	—
Total equity	(480,269)	—
Total liabilities and equity	$(1,320,861)	$203,707

9

Balance Sheet – Pro-rata Adjustments[8]
Supplemental Report – June 30, 2021	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.	Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.

2.	Net of capitalized interest of $1.1 million and $2.1 million for the three and six months ended June 30, 2021, respectively.

3.	Consists of development, construction, leasing and legal fees.

4.	Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.

5.

Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

6.	Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $0.3 million and $0.6 million for the three and six months ended June 30, 2021, respectively.
7.	The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”)
Supplemental Report – June 30, 2021	(in thousands)

	Quarter Ended		Year to Date	Quarter Ended	Year to Date
	March 31, 2021	June 30, 2021	June 30, 2021	June 30, 2020	June 30, 2020
Funds from operations ("FFO"):
Net Income (Loss)	$5,162	$3,918	$9,080	$19,410	$10,996
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	23,807	23,077	46,884	24,390	48,478
(Gain) loss on disposition on real estate properties (net of noncontrolling interest share)	(5,096)	933	(4,163)	(111)	(111)
Impairment charges (net of noncontrolling interest share)	—	—	—	—	12,400
Income (loss) attributable to noncontrolling interests' share in Operating Partnership	470	398	868	1,259	923
FFO to Common Shareholders and Common OP Unit holders	$24,343	$28,326	$52,669	$44,948	$72,686

Less: Albertsons unrealized holding gain (net of noncontrolling interest share)	(1,738)	(688)	(2,426)	(18,397)	(18,397)
FFO before Special Items	$22,605	$27,638	$50,243	$26,551	$54,289

Adjusted Funds from operations ("AFFO"):
FFO	$24,343	$28,326	$52,669	$44,948	$72,686
Unrealized gains	(1,738)	(688)	(2,426)	(18,397)	(18,397)
Straight-line rent, net	(402)	(1,011)	(1,413)	1,540	4,133
Above/below-market rent	(1,779)	(1,917)	(3,696)	(1,783)	(4,071)
Amortization of finance costs	775	769	1,544	631	1,380
Above/below-market interest	(47)	(47)	(94)	(47)	(94)
Non-real estate depreciation	57	59	116	108	217
Stock-based compensation [1]	3,861	2,237	6,098	2,014	5,541
Leasing commissions	(98)	(905)	(1,003)	(118)	(498)
Tenant improvements	(1,290)	(2,666)	(3,956)	(426)	(894)
Maintenance capital expenditures	(285)	(398)	(683)	(997)	(1,948)
AFFO to Common Shareholders and Common OP Unit holders	$23,397	$23,759	$47,156	$27,473	$58,055

Total weighted-average diluted shares and OP Units	91,931	92,627	92,254	91,648	92,137

Diluted FFO per Common share and OP Unit:
FFO	$0.26	$0.31	$0.57	$0.49	$0.79

FFO before Special Items	$0.25	$0.30	$0.54	$0.29	$0.59

__________

11

EBITDA
Supplemental Report – June 30, 2021	(in thousands)

	Quarter Ended June 30, 2021			Year to Date June 30, 2021			Quarter Ended June 30, 2020
	Core			Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:

Net Income (Loss) Attributable to Acadia	$4,321	$(403)	$3,918	$10,829	$(1,749)	$9,080	$21,658	$(2,248)	$19,410

Adjustments:
Depreciation and amortization	19,305	3,831	23,136	39,408	7,592	47,000	20,361	4,137	24,498
Interest expense	8,173	2,391	10,564	16,222	4,758	20,980	8,212	2,262	10,474
Amortization of finance costs	569	200	769	1,140	404	1,544	373	258	631
Above/below-market interest	(47)	—	(47)	(94)	—	(94)	(47)	—	(47)
Gain on disposition of properties	—	(1,498)	(1,498)	(4,520)	(2,074)	(6,594)	—	(111)	(111)
Unrealized holding gains on investments	(688)	—	(688)	(2,426)	—	(2,426)	(18,397)	—	(18,397)
Provision for income taxes	133	18	151	232	32	264	100	9	109
Noncontrolling interest - OP	275	—	275	622	—	622	1,136	—	1,136
EBITDA	$32,041	$4,539	$36,580	$61,413	$8,963	$70,376	$33,396	$4,307	$37,703

Adjusted EBITDA:

EBITDA	$32,041	$4,539	$36,580	$61,413	$8,963	$70,376	$33,396	$4,307	$37,703
Stock based compensation [1]	2,237	—	2,237	6,098	—	6,098	2,014	—	2,014
Adjusted EBITDA	$34,278	$4,539	$38,817	$67,511	$8,963	$76,474	$35,410	$4,307	$39,717

12

Core Portfolio – Same Property Performance [1]
Supplemental Report – June 30, 2021	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	June 30, 2021	June 30, 2020	Favorable/ (Unfavorable)	June 30, 2021	June 30, 2020	Favorable/ (Unfavorable)

Summary
Minimum rents	$34,574	$29,944	15.5%	$65,650	$65,168	0.7%
Expense reimbursements	9,925	8,715	13.9%	19,842	18,907	4.9%
Other property income	331	228	45.2%	727	542	34.1%

Total Revenue	44,830	38,887	15.3%	86,219	84,617	1.9%

Expenses
Property operating - CAM & Real estate taxes	12,716	10,648	(19.4)%	24,981	22,584	(10.6)%
Other property operating (Non-CAM)	922	844	(9.2)%	1,689	1,482	(14.0)%

Total Expenses	13,638	11,492	(18.7)%	26,670	24,066	(10.8)%

Same Property NOI - Core properties	$31,192	$27,395	13.9%	$59,549	$60,551	(1.7)%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	1,853	2,542		3,305	4,123
Core NOI	$33,045	$29,937		$62,854	$64,674

Other same property information
Physical Occupancy at the end of the period	89.8%	92.5%
Leased Occupancy at the end of the period	92.4%	93.1%
__________

1.	The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.
13

Fee Income by Fund
Supplemental Report – June 30, 2021	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date June 30, 2021
Asset and property management fees	$556	$394	$2,326	$2,796	$311	$6,383
Transactional fees	859	239	664	1,620	73	3,455
Total fees	$1,415	$633	$2,990	$4,416	$384	$9,838

Quarter Ended June 30, 2021
Asset and property management fees	$379	$144	$1,180	$1,380	$131	$3,214
Transactional fees	121	155	387	1,025	35	1,723
Total fees	$500	$299	$1,567	$2,405	$166	$4,937

Quarter Ended March 31, 2021
Asset and property management fees	$177	$250	$1,146	$1,416	$180	$3,169
Transactional fees	738	84	277	595	38	1,732
Total fees	$915	$334	$1,423	$2,011	$218	$4,901

14

Structured Financing Portfolio
Supplemental Report – June 30, 2021	(in thousands)

	March 31, 2021			Quarter Ended June 30, 2021					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances [1]	Conversions	Principal	Interest	Balance	Rate	Rate	Dates
First mortgage notes [2]	$31,332	$3,867	$35,199	$16,000	$—	$47,332	$4,153	$51,485	6.73%	7.32%	Apr-20 to Oct-22

Other notes	65,462	6,935	72,397	—	—	65,462	8,424	73,886	8.50%	8.50%	Apr-21 to Dec-27

Total Core notes receivable	$96,794	$10,802	$107,596	$16,000	$—	$112,794	$12,577	$125,371	7.75%	8.00%

__________

Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$112,794
Fund Notes Receivable						1,301
Allowance for credit loss						(820)
Total Pro-rata Notes Receivable						$113,275

________

1.	See Transactional Activity page that follows.
2.	One Core note due April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at June 30, 2021.
3.	For more information and details of Fund notes receivable, see the Company’s latest form 10-Q or 10-K.

15

Transactional Activity
Supplemental Report – June 30, 2021	(in thousands)

PROPERTY DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

DISPOSITIONS
Core:
60 Orange Street	Bloomfield, NJ	January 29, 2021	$16,400	98.00%	$—	$16,072

Fund III:
654 Broadway	New York, NY	May 19, 2021	10,000	100.00%	10,000	2,454

Fund IV:
NE Grocer Portfolio (Selected Assets)	Maine	June 18, 2021	39,925	100.00%	39,925	9,231

Fund V:
Family Center at Riverdale (Parcels)	Riverdale, UT	January 4, 2021	10,500	89.43%	9,390	1,887
			$76,825		$59,315	$29,644

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

Core:
White Oak Loan	First Mortgage	April 20, 2021	$16,000	100.00%	$—	$16,000

________

1.	Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.

16

2021 Guidance [1]
Supplemental Report – June 30, 2021	(in millions)

2021 Guidance
	Initial	Q1 Revision	Q2 Revision

Net (loss) earnings per share attributable to Common Shareholders	$(0.12) to $0.04	$(0.08) to $0.06	$(0.02) to $0.07
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests' share)	1.22 to 1.26	1.22 to 1.26	1.22 to 1.26
Gain on disposition of properties (net of noncontrolling interests' share)	(0.05) to (0.07)	(0.05) to (0.07)	(0.05) to (0.07)
Noncontrolling interest in Operating Partnership	(0.07) to (0.09)	(0.07) to (0.09)	(0.07) to (0.09)
Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$0.98 to $1.14	$1.02 to $1.16	$1.08 to $1.17

Adjustments for Special Items:
Less: Albertsons unrealized holding gain (net of noncontrolling interest share)	—	(0.02)	(0.03)
Funds from operations before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$0.98 to $1.14	$1.00 to $1.14	$1.05 to $1.14

The revised guidance is based upon Acadia’s current view of existing market conditions and assumptions for the year ending December 31, 2021 and assumes no further government mandated shut-downs. Additionally, given the ongoing uncertainties resulting from the COVID-19 Pandemic, the 2021 guidance does not incorporate any assumptions involving adjustments to its straight-line rent reserves or predictions of the variability that inherently results from those tenants that are, or may be subsequently classified, on the cash basis of accounting. The impact of such amounts could be material. Accordingly, the Company will update its guidance throughout 2021, as appropriate to reflect such items.

Other assumptions for 2021 guidance include the following (at the Company’s pro-rata share):

	Initial		Q1 Revision		Q2 Revision
	Low	High	Low	High	Low	High

Interest income (Structured Finance Portfolio)	$6	$8	$6	$8	$7	$9
Fund fee income, net	16	19	16	19	17	18
Core and Fund transactional income [1]	5	12	—	12	—	7
Interest expense, net of capitalized interest [2]	(47)	(49)	(47)	(49)	(46)	(47)

_________

1.

2021 FFO before Special Items guidance assumes the continued monetization of shares in Albertsons but excludes any unrealized mark-to-market adjustments on Albertsons shares. 2020 FFO before Special Items includes the realized gains on the sale of Albertsons shares.

2.	Includes above/below market interest, amortization of finance costs and finance lease interest, net of capitalized interest.

17

Net Asset Valuation Information
Supplemental Report – June 30, 2021	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	28.33%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1,2]	$33,045	N/A	$813	$4,734	$11,460
Less:
Net operating (income) loss from properties sold or under contract	—	N/A	(18)	512	—
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(2,068)	N/A	(795)	373	—
Net Operating Income of stabilized assets	$30,977	N/A	$—	$5,619	$11,460

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$—	N/A	$27,116	$42,740	$—
Development and redevelopment projects [4]	193,969	N/A	4,442	26,227	—
Total Costs to Date	$193,969	N/A	$31,558	$68,967	$—

Debt (Pro Rata)	$820,604	$78,746	$14,244	$78,482	$87,859

__________

1.	Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.
2.	Fund II has been substantially liquidated except for its investment in City Point with pre-stabilized assets of $551.1 million and debt of $292.8 million.
3.

Pre-stabilized assets consist of the following projects for Fund III: 640 Broadway and Cortlandt Crossing; Fund IV: Paramus Plaza, 210 Bowery, 801 Madison, 27 E 61st Street, 146 Geary Street and 1035 Third Avenue.

4.	See “Development and Redevelopment Activity” page in this Supplemental Report.
18

Selected Financial Ratios
Supplemental Report – June 30, 2021	(in thousands)

	Quarter Ended June 30,				Year to Date June 30,					Quarter Ended
COVERAGE RATIOS [1]	2021		2020		2021		2020		LEVERAGE RATIOS	June 30, 2021		March 31, 2021
Fixed-Charge Coverage Ratios									Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$32,041		$33,396		$61,413		$65,688		Debt + Preferred Equity (Preferred O.P. Units)	$1,090,138		$1,118,636
Interest expense	8,173		8,212		16,222		15,898		Total Market Capitalization	3,144,869		2,852,968
Principal Amortization	1,060		1,010		2,081		2,070		Debt + Preferred Equity/
Preferred Dividends [3]	123		123		246		249		Total Market Capitalization	35%		39%
Fixed-Charge Coverage Ratio - Core Portfolio	3.4	x	3.6	x	3.3	x	3.6	x

EBITDA divided by:	$36,580		$37,703		$70,376		$75,129		Debt [6]	$1,072,331		$1,103,760
Interest expense	10,564		10,474		20,980		20,444		Total Market Capitalization	3,144,869		2,852,968
Principal Amortization	1,552		1,134		2,831		2,386		Net Debt + Preferred Equity/
Preferred Dividends	123		123		246		249		Total Market Capitalization	34%		39%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.0	x	3.2	x	2.9	x	3.3	x	Debt/EBITDA Ratios
									Core:
Payout Ratios									Debt	$820,604		$845,680
									Net debt [5]	810,554		833,697
Dividends declared (per share/OP Unit)	$0.15				$0.30				EBITDA	122,749		117,488
									Adjusted EBITDA	131,697		128,126
Dividends (Shares) & Distributions (OP Units) declared	$14,438				$28,431				Debt/EBITDA - Core Portfolio	6.7	x	7.2	x
FFO	28,326				52,669				Debt/Adjusted EBITDA - Core Portfolio	6.2	x	6.6	x
FFO Payout Ratio [8]	51%		N/A		54%		N/A		Net Debt/EBITDA - Core Portfolio	6.6	x	7.1	x
									Net Debt/ Adjusted EBITDA - Core Portfolio	6.2	x	6.5	x
									Core and Funds:
Dividends (Shares) & Distributions (OP Units) declared	$14,438				$28,431				Debt [4]	$1,079,935		$1,109,822
AFFO [7]	23,759				47,156				Net debt [6]	1,062,128		1,094,946
AFFO Payout Ratio	61%		N/A		60%		N/A		EBITDA	139,651		135,184
									Adjusted EBITDA	148,599		145,822
									Debt/EBITDA - Core and Funds	7.7	x	8.2	x
									Debt/Adjusted EBITDA - Core and Funds	7.3	x	7.6	x
									Net Debt/EBITDA - Core and Funds	7.6	x	8.1	x
									Net Debt/ Adjusted EBITDA - Core and Funds	7.1	x	7.5	x

19

Selected Financial Ratios
Supplemental Report – June 30, 2021	(in thousands)

__________

1.

Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures.

2.	See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.
3.	Represents preferred distributions on Preferred Operating partnership Units.
4.	Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.
5.	Reflects debt net of the current Core Portfolio cash balance at end of period.
6.	Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.
7.

Prior periods updated to include an adjustment for stock-based compensation, see Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to net income attributable to Acadia.

8.

Beginning with the second quarter of 2020 and through the fourth quarter of 2020, the Board of Trustees temporarily suspended distributions on common shares and common units. The regular quarterly distribution was reinstated in the first quarter of 2021.

	EBITDA		ADJUSTED EBITDA
	Quarter Ended	Year Ended	Quarter Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	June 30, 2021	Dec 31, 2020	June 30, 2021	Dec 31, 2020

Core EBITDA as reported	$32,041	$125,517	$32,041	$125,517
Add back: Stock-based compensation, net of employee equity elections	—	—	2,237	9,572
Subtract: Credit loss recoveries in Q2	(1,805)	—	(1,805)	—
Subtotal	30,236	125,517	32,473	135,089

Annualized Core EBITDA	120,944	125,517	129,892	135,089
Add back: Year to date credit loss recoveries	1,805	—	1,805	—
Annualized Core EBITDA	122,749	125,517	131,697	135,089

Funds EBITDA as reported	4,539	14,245	4,539	14,245
Subtract: Credit loss recoveries in Q2	(418)	—	(418)	—
Subtotal	4,121	14,245	4,121	14,245

Annualized Fund EBITDA	16,484	14,245	16,484	14,245
Add back: Year to date credit loss recoveries	418	—	418	—
Annualized Fund EBITDA	16,902	14,245	16,902	14,245
Annualized EBITDA Core and Funds	$139,651	$139,762	$148,599	$149,334

20

Portfolio Debt - Summary
Supplemental Report – June 30, 2021	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$461,405	3.6%	4.9	$1,272	3.8%	3.8	$462,677	43%	3.6%	4.9	$3,853	$—	$466,530
Variable-Rate Debt [5]	—	—%	—	10,985	2.0%	0.3	10,985	1%	2.0%	0.3	28,494	—	39,479
								44%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	326,338	4.1%	5.1	98,212	3.7%	2.9	424,550	39%	4.0%	4.6	304,618	(141,986)	587,182
Variable-Rate Debt [5]	32,861	1.8%	2.1	148,862	3.4%	0.9	181,723	17%	3.1%	1.1	436,207	(38,164)	579,766
								56%

Total	$820,604	3.7%	4.9	$259,331	3.4%	1.6	$1,079,935	100%	3.7%	4.1	$773,172	$(180,150)	1,672,957

Unamortized premium													497
Net unamortized loan costs													(9,344)
Total													$1,664,110

_________

1.	Fixed-rate debt includes notional principal fixed through swap transactions.
2.	Represents the Company's pro-rata share of debt based on its percent ownership.
3.	Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.	Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.	Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.	Based on debt maturity date without regard to swap expirations or available extension options.

21

Portfolio Debt - Detail
Supplemental Report – June 30, 2021	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2021	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
163 Highland Avenue		$8,151	100.00%	8,151	4.66%	02/01/24	None
Crossroads Shopping Center		62,968	49.00%	30,854	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		15,704	50.00%	7,852	4.72%	12/10/27	None
State & Washington		22,995	100.00%	22,995	4.40%	09/05/28	None
239 Greenwich Avenue		25,954	75.00%	19,466	3.88%	01/10/29	None
North & Kingsbury		11,546	100.00%	11,546	4.01%	11/05/29	None
151 North State Street		13,087	100.00%	13,087	4.03%	12/01/29	None
Concord & Milwaukee		2,526	100.00%	2,526	4.40%	06/01/30	None
California & Armitage		2,384	100.00%	2,384	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		461,405	100.00%	461,405	3.60%	Various
Secured interest rate swaps [1]		91,970	89.68%	82,481	3.79%	Various

Sub-Total Fixed-Rate Debt		852,190		787,743	3.80%

Secured Variable-Rate Debt
3104 M Street [2]		4,305	20.00%	861	Prime+50	12/10/21	None
28 Jericho Turnpike		12,626	100.00%	12,626	LIBOR+190	01/23/23	None
Gotham Plaza		18,605	49.00%	9,116	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
330-340 River Street		10,739	100.00%	10,739	LIBOR+170	06/01/26	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(91,970)	89.68%	(82,481)	LIBOR+371	Various

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		61,405	100.00%	61,405	LIBOR+140	06/29/25	2 x 6 mos.
Unsecured Term Loan		400,000	100.00%	400,000	LIBOR+155	06/29/26	None
Unsecured interest rate swaps [1]		(461,405)	100.00%	(461,405)	LIBOR+351	Various

Sub-Total Variable-Rate Debt		164,305		32,861	LIBOR+175

Total Debt - Core Portfolio		$1,016,495		$820,604	3.72%

Funds
Fixed-Rate Debt
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
650 Bald Hill Road [4]	Fund IV	16,000	20.81%	3,330	3.75%	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	499,520	20.15%	100,653	3.52%	Various
Sub-Total Fixed-Rate Debt		516,640		104,216	3.52%

Variable-Rate Debt
Fairlane Green	Fund V	40,300	20.10%	8,100	LIBOR+190	07/05/21	2 x 12 mos.
146 Geary Street	Fund IV	22,900	23.12%	5,294	LIBOR+340	07/14/21	1 x 12 mos.
Restaurants at Fort Point	Fund IV	5,902	23.12%	1,365	LIBOR+235	08/25/21	None
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	28.33%	11,332	LIBOR+165	09/20/21	1 x 12 mos.
City Point [5]	Fund II	18,637	26.67%	4,970	LIBOR+139	11/01/21	None
Eden Square [4]	Fund IV	23,278	22.78%	5,303	LIBOR+215	12/01/21	None
Promenade at Manassas [4]	Fund IV	27,480	22.78%	6,260	LIBOR+175	12/05/21	2 x 12 mos.
17 E. 71st Street	Fund IV	12,000	23.12%	2,774	LIBOR+300	12/09/21	None
Acadia Strategic Opportunity IV LLC	Fund IV	—	23.12%	—	LIBOR+190	12/30/21	None
22

Portfolio Debt - Detail
Supplemental Report – June 30, 2021	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2021	Percent	Amount	Rate	Maturity	Options
Acadia Strategic Opportunity IV LLC [5]	Fund IV	69,225	23.12%	16,005	LIBOR+250	12/31/21	1 x 6 mos.
New Towne Center	Fund V	16,487	20.10%	3,314	LIBOR+220	02/01/22	1 x 12 mos.
Wake Forest Crossing	Fund IV	21,042	23.12%	4,865	LIBOR+160	02/14/22	None
City Point Phase III [4]	Fund II	34,134	26.67%	9,104	LIBOR+300	03/01/22	2 x 12 mos.
Lincoln Place	Fund IV	23,066	23.12%	5,333	LIBOR+185	03/13/22	None
Dauphin Plaza	Fund IV	9,406	23.12%	2,175	LIBOR+200	04/01/22	None
Dauphin Plaza - Second Mortgage	Fund IV	2,885	23.12%	667	LIBOR+200	04/01/22	None
Paramus Plaza [4]	Fund IV	23,800	11.56%	2,751	LIBOR+175	04/26/22	None
Acadia Strategic Opportunity Fund V LLC	Fund V	4,604	20.10%	925	LIBOR+190	05/02/22	None
Riverdale [4]	Fund V	24,361	17.97%	4,379	LIBOR+170	05/28/22	2 x 12 mos.
Trussville Promenade	Fund V	29,370	20.10%	5,903	LIBOR+185	06/15/22	1 x 12 mos.
Cortlandt Crossing	Fund III	35,338	24.54%	8,672	LIBOR+275	06/19/22	None
640 Broadway [4]	Fund III	35,970	15.49%	5,572	LIBOR+310	07/09/22	1 x 12 mos.
City Point [4]	Fund II	200,000	26.67%	53,340	Prime+200	08/17/22	None
Broughton Street Portfolio [5]	Fund IV	25,925	23.12%	5,994	LIBOR+300	10/31/22	None
Mayfair Center	Fund IV	11,443	23.12%	2,646	LIBOR+200	12/01/22	2 x 12 mos.
717 N. Michigan Avenue	Fund IV	52,000	23.12%	12,022	LIBOR+310	12/09/22	1 x 12 mos.
Elk Grove Commons	Fund V	41,500	20.10%	8,342	LIBOR+150	01/01/23	1 x 12 mos.
Hiram Pavilion	Fund V	28,830	20.10%	5,795	LIBOR+190	03/05/24	None
Hickory Ridge	Fund V	29,504	20.10%	5,930	LIBOR+190	10/05/24	None
Tri-City Plaza [4]	Fund V	38,670	18.09%	6,995	LIBOR+190	10/18/24	1 x 12 mos.
Landstown Commons	Fund V	60,900	20.10%	12,241	LIBOR+170	10/24/24	None
Lincoln Commons	Fund V	38,820	20.10%	7,803	LIBOR+170	10/24/24	None
Palm Coast Landing	Fund V	26,500	20.10%	5,327	LIBOR+175	11/01/24	None
Frederick Crossing [4]	Fund V	24,290	18.09%	4,394	LIBOR+175	12/02/24	1 x 12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	LIBOR+190	12/20/24	None
Frederick County Square [4]	Fund V	21,064	18.09%	3,810	LIBOR+240	01/01/25	1 x 12 mos.
1964 Union Street [4]	Fund IV	1,437	20.80%	299	LIBOR+225	10/01/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,606	20.80%	1,166	LIBOR+225	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	(499,520)	20.15%	(100,653)	LIBOR+343	Various
Sub-Total Variable-Rate Debt		650,047		155,115	LIBOR+327
Total Debt - Funds		$1,166,687		$259,331	3.42%
Total Debt - Core Portfolio and Funds		$2,183,182		$1,079,935	3.65%

_________

1.

The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements.

2.	Bears interest at the greater of 4% or the Prime Rate, plus 50 basis points.
3.	The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.	Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5.	Bears interest at the greater of 0.25% or the LIBOR, plus the indicated spread.

23

Future Debt Maturities [1]
Supplemental Report – June 30, 2021	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2021	$2,887	$4,220	$7,107	$2,143	$844	$2,987	3.75%	n/a	3.75%
2022	5,791	—	5,791	4,393	—	4,393	n/a	n/a	n/a
2023	5,017	189,284	194,301	3,780	52,361	56,141	4.01%	4.01%	n/a
2024	4,241	65,729	69,970	3,294	35,948	39,242	4.09%	4.09%	n/a
2025	3,262	194,905	198,167	2,860	186,401	189,261	3.24%	3.24%	n/a
Thereafter	11,393	529,766	541,159	10,392	518,188	528,580	3.64%	3.64%	n/a
Total	$32,591	$983,904	$1,016,495	$26,862	$793,742	$820,604

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2021	$2,967	$259,163	$262,130	$669	$61,274	$61,943	2.78%	4.06%	2.43%
2022	4,191	546,492	550,683	888	126,893	127,781	4.01%	3.82%	4.05%
2023	5,146	40,947	46,093	1,019	8,230	9,249	4.01%	4.01%	n/a
2024	3,849	260,455	264,304	761	51,125	51,886	3.20%	3.20%	n/a
2025	636	23,430	24,066	132	4,303	4,435	3.93%	4.03%	2.34%
Thereafter	256	19,155	19,411	51	3,986	4,037	3.66%	3.75%	3.40%
Total	$17,045	$1,149,642	$1,166,687	$3,520	$255,811	$259,331

__________

1.	Does not include any applicable extension options or subsequent refinancing.

24

Future Debt Maturities – As Extended [1]
Supplemental Report – June 30, 2021	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2021	$2,887	$4,220	$7,107	$2,143	$844	$2,987	3.75%	n/a	3.75%
2022	5,791	—	5,791	4,393	—	4,393	n/a	n/a	n/a
2023	5,017	189,284	194,301	3,780	52,361	56,141	4.01%	4.01%	n/a
2024	4,241	65,729	69,970	3,294	35,948	39,242	4.09%	4.09%	n/a
2025	3,262	133,500	136,762	2,860	124,996	127,856	4.18%	4.18%	n/a
Thereafter	11,393	591,171	602,564	10,391	579,594	589,985	3.62%	3.62%	n/a
Total	$32,591	$983,904	$1,016,495	$26,861	$793,743	$820,604

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2021	$2,967	$86,738	$89,705	$669	$20,543	$21,212	3.35%	2.88%	3.50%
2022	4,190	500,291	504,481	888	121,194	122,082	3.83%	3.89%	3.82%
2023	5,146	173,499	178,645	1,019	34,786	35,805	3.73%	4.28%	3.19%
2024	3,850	346,528	350,378	761	71,001	71,762	3.29%	3.32%	3.09%
2025	636	23,430	24,066	132	4,303	4,435	3.93%	4.03%	2.34%
Thereafter	257	19,155	19,412	49	3,986	4,035	3.66%	3.75%	3.40%
Total	$17,046	$1,149,641	$1,166,687	$3,518	$255,813	$259,331

1.	Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.

25

Core Portfolio Retail Properties - Detail
Supplemental Report – June 30, 2021

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$3,282,187	$180.93
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	8,450,630	96.98
Rush and Walton Streets Collection (6 properties)	Lululemon, BHLDN, Reformation, Sprinkles	2011 2012	100.0%	40,384	—	—	40,384	84.9%	—%	—%	84.9%	88.2%	6,276,782	183.07
651-671 West Diversey	Trader Joe's, Urban Outfitters	2011	100.0%	46,259	—	—	46,259	86.2%	—%	—%	86.2%	86.2%	1,574,714	39.50
Clark Street and W. Diversey Collection (4 properties)	Starbucks	2011 2012	100.0%	53,277	—	—	53,277	53.3%	—%	—%	53.3%	68.3%	1,224,963	43.18
Halsted and Armitage Collection (13 properties)	Serena and Lily, Bonobos, Allbirds Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	52,804	—	—	52,804	95.7%	—%	—%	95.7%	95.7%	2,420,705	47.90
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	92.1%	63.5%	63.5%	1,050,275	33.11
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	78,771	—	—	78,771	100.0%	—%	—%	100.0%	100.0%	3,327,875	42.25
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,430,000	52.22
North and Kingsbury	Old Navy	2016	100.0%	41,700	—	—	41,700	69.0%	—%	—%	69.0%	69.0%	1,145,821	39.81
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	86.3%	—%	—%	86.3%	100.0%	370,571	32.78
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.6%	70.6%	70.6%	675,241	52.37
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	47.7%	47.7%	47.7%	608,958	33.59
Sullivan Center	Target, DSW	2016	100.0%	176,181	—	—	176,181	95.4%	—%	—%	95.4%	95.4%	6,414,259	38.18
				657,267	—	84,066	741,333	88.0%	—%	67.3%	85.7%	87.2%	38,252,981	60.21
New York Metro
Soho Collection (11 properties)	Faherty, ALC Stone Island, Taft, Frame, Theory	2011 2014 2019 2020	100.0%	36,769	—	—	36,769	82.7%	—%	—%	82.7%	82.7%	8,407,648	276.62
5-7 East 17th Street	—	2008	100.0%	11,467	—	—	11,467	—%	—%	—%	—%	—%	—	—
200 West 54th Street	—	2007	100.0%	5,862	—	—	5,862	47.3%	—%	—%	47.3%	86.4%	1,217,652	438.95
61 Main Street	—	2014	100.0%	3,470	—	—	3,470	100.0%	—%	—%	100.0%	100.0%	294,950	85.00
181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	66.0%	—%	—%	66.0%	100.0%	800,000	105.26
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	80.0%	80.0%	80.0%	365,444	31.30

26

Core Portfolio Retail Properties - Detail
Supplemental Report – June 30, 2021

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
239 Greenwich Avenue	Betteridge Jewelers	1998	75.0%	16,553	—	—	16,553	100.0%	—%	—%	100.0%	100.0%	1,741,068	105.18
252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	839,340	105.10
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	44.1%	73.9%	100.0%	768,172	25.60
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	814,426	401.00
313-315 Bowery [2]	John Varvatos, Patagonia	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	479,160	72.60
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	100.0%	2,006,561	181.78
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,175,271	40.37
991 Madison Avenue	Vera Wang, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	91.1%	—%	—%	91.1%	91.1%	2,870,853	419.26
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	100.0%	100.0%	100.0%	3,390,704	34.01
Gotham Plaza	Bank of America, Footlocker	2016	49.0%	—	—	25,922	25,922	—%	—%	59.8%	59.8%	91.5%	1,033,008	66.64
				123,603	86,950	135,928	346,481	77.1%	100.0%	82.4%	84.9%	93.0%	26,829,257	91.18
San Francisco Metro
555 9th Street	Bed, Bath & Beyond, Nordstrom Rack	2016	100.0%	—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,293,465	42.29
				—	119,862	28,970	148,832	—%	100.0%	100.0%	100.0%	100.0%	6,293,465	42.29
Los Angeles Metro
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,482,003	177.29
				14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,482,003	177.29
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	TD Bank	2012	100.0%	20,669	—	—	20,669	58.7%	—%	—%	58.7%	58.7%	781,727	64.46
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	80.7%	89.1%	93.4%	1,622,822	31.58
M Street and Wisconsin Corridor (26 Properties) [3]	Lululemon, CB2 Rag and Bone, The Reformation	2011 2016 2019	25.2%	245,015	—	—	245,015	67.2%	—%	—%	67.2%	68.7%	11,355,143	68.97
				265,684	25,134	32,533	323,351	66.5%	100.0%	80.7%	70.6%	72.5%	13,759,692	60.31
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,243,517	22.93
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	286,051	272.43
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,529,568	27.67

Total Street and Urban Retail				1,061,604	272,746	294,923	1,629,273	81.6%	100.0%	80.4%	84.4%	87.2%	$89,146,966	$64.80

Acadia Share Total Street and Urban Retail				863,998	272,746	281,703	1,414,877	84.1%	100.0%	81.4%	86.8%	89.6%	$79,148,759	$64.43

27

Core Portfolio Retail Properties - Detail
Supplemental Report – June 30, 2021

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
SUBURBAN PROPERTIES
New Jersey
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	75.0%	86.2%	86.2%	1,348,945	14.97

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	96.1%	96.1%	96.1%	2,835,090	33.85
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	84.8%	94.2%	98.8%	3,285,051	28.27
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	66.1%	86.1%	86.1%	1,854,784	34.05
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	HomeGoods,Pet- Smart, Kmart	1998	49.0%	—	202,727	109,177	311,904	—%	100.0%	51.4%	83.0%	85.0%	5,966,215	23.05
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	242,058	13,615	255,673	—%	94.8%	100.0%	95.1%	95.1%	2,096,063	8.62
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,815,000	18.84
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	57.1%	75.1%	75.1%	2,205,983	32.44

Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	42,930	206,089	—%	100.0%	100.0%	100.0%	100.0%	1,890,997	17.38

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,406,392	10.82
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	85.7%	96.0%	96.0%	1,959,329	9.36
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,290	101,474	—%	100.0%	94.9%	98.6%	98.6%	2,175,331	21.75

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	91.7%	96.1%	97.8%	1,204,779	12.67

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,220	112,782	236,002	—%	41.6%	68.5%	54.4%	78.3%	2,074,165	16.15

Michigan
Bloomfield Town Square	HomeGoods, TJ Maxx	1998	100.0%	—	153,839	81,588	235,427	—%	80.9%	70.2%	77.2%	86.9%	3,236,417	17.81

28

Core Portfolio Retail Properties - Detail
Supplemental Report – June 30, 2021

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF
Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	100.0%	—	751,455	48,608	800,063	—%	94.2%	91.4%	94.0%	94.0%	12,735,493	16.94
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	95.5%	97.4%	97.4%	3,157,075	31.77
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	30.1%	30.1%	30.1%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	244,279	2.29
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	909,901	5.82
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	89.0%	89.0%	100.0%	820,709	25.26
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,302,776	21.99

Total Suburban Properties				—	2,921,225	992,118	3,913,343	—%	94.6%	79.0%	90.6%	93.1%	$58,581,386	$17.66

Acadia Share Total Suburban Properties				—	2,817,834	936,438	3,754,272	—%	94.4%	80.7%	91.0%	93.5%	$55,538,616	$17.45

Total Core Properties				1,061,604	3,193,971	1,287,041	5,542,616	81.6%	95.1%	79.3%	88.8%	91.4%	$147,728,352	$31.45

Acadia Share Total Core Properties				863,998	3,090,580	1,218,141	5,172,718	84.5%	94.9%	80.8%	89.8%	92.4%	$134,687,375	$30.48

__________

1.

Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.

2.	Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.	Excludes 94,000 square feet of office GLA.
4.	Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5.	Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

29

Core Portfolio – Top Tenants [1]
Supplemental Report – June 30, 2021	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	431,480	$8,126,134	8.3%	6.0%
Walgreens	6	95,189	4,011,379	1.8%	3.0%
Bed, Bath, and Beyond [2]	3	172,432	3,942,421	3.3%	2.9%
Nordstrom Rack, Inc.	2	88,982	3,515,492	1.7%	2.6%
Royal Ahold [3]	3	155,461	3,268,460	3.0%	2.4%
TJX Companies [4]	8	229,043	2,765,292	4.4%	2.1%
LA Fitness International LLC	2	100,000	2,524,787	1.9%	1.9%
Lululemon	2	7,533	2,470,156	0.1%	1.8%
Trader Joe's	3	40,862	2,357,003	0.8%	1.7%
Fast Retailing [5]	2	32,013	2,309,129	0.6%	1.7%
PetSmart, Inc.	3	55,760	2,307,969	1.1%	1.7%
Gap [6]	3	44,895	2,133,405	0.9%	1.6%
Albertsons Companies[7]	2	123,409	1,980,640	2.4%	1.5%
Bob's Discount Furniture	2	68,793	1,843,336	1.3%	1.4%
Tapestry [8]	2	4,250	1,637,104	0.1%	1.2%
Dick's Sporting Goods, Inc	2	98,805	1,519,874	1.9%	1.1%
DSW	2	35,842	1,478,679	0.7%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,472,169	0.6%	1.1%
JP Morgan Chase	6	23,853	1,385,163	0.5%	1.0%
Citibank	4	16,160	1,267,025	0.3%	0.9%
TOTAL	63	1,856,259	$52,315,617	35.7%	38.7%

__________

1.	Does not include tenants that operate at only one Acadia Core location
2.	Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
3.	Stop and Shop (3 locations)
4.	TJ Maxx (5 locations), HomeGoods (2 locations), Marshalls (1 location)
5.	Uniqlo (1 location), Theory (1 location)
6.	Old Navy (2 locations), Banana Republic (1 location)
7.	Shaw’s (2 locations)
8.	Kate Spade (2 locations)
30

Core Portfolio – Lease Expirations
Supplemental Report – June 30, 2021	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	1,450	0.2%	$35.17	0.1%	—	—	—%	$—	—%
2021	5	6,590	0.9%	93.02	1.0%	1	46,407	1.7%	41.75	4.6%
2022	18	74,510	10.2%	85.86	10.5%	3	129,188	4.8%	19.95	6.2%
2023	19	136,462	18.7%	86.92	19.4%	7	385,000	14.4%	19.25	17.7%
2024	11	48,252	6.6%	121.23	9.6%	12	492,207	18.4%	14.15	16.7%
2025	20	78,349	10.7%	126.72	16.2%	9	376,598	14.1%	18.65	16.8%
2026	22	66,846	9.2%	131.35	14.4%	10	444,889	16.6%	10.49	11.2%
2027	6	10,613	1.5%	107.68	1.9%	1	49,355	1.8%	5.62	0.7%
2028	7	154,571	21.2%	42.57	10.8%	7	490,043	18.3%	12.84	15.0%
2029	12	36,480	5.0%	84.98	5.1%	5	182,205	6.8%	16.04	7.0%
2030	7	46,189	6.3%	49.12	3.7%	—	—	—%	—	—%
Thereafter	7	69,545	9.5%	65.95	7.3%	5	81,940	3.1%	21.38	4.1%
Total	135	729,857	100.0%	$83.79	100.0%	60	2,677,832	100.0%	$15.54	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		134,141					157,832
Total Square Feet		863,998					3,090,580

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	2	2,086	0.2%	$31.18	0.2%	3	3,536	0.1%	$32.82	0.1%
2021	13	36,136	3.7%	28.38	3.2%	19	89,133	2.0%	40.12	2.7%
2022	33	94,096	9.6%	37.32	11.1%	54	297,794	6.8%	41.93	9.3%
2023	36	130,923	13.3%	29.99	12.4%	62	652,385	14.9%	35.56	17.2%
2024	32	129,577	13.2%	27.78	11.4%	55	670,036	15.3%	24.50	12.2%
2025	34	115,298	11.7%	29.24	10.6%	63	570,245	13.0%	35.64	15.1%
2026	32	131,232	13.3%	27.39	11.3%	64	642,967	14.6%	26.51	12.7%
2027	16	62,502	6.3%	31.02	6.1%	23	122,470	2.8%	27.43	2.5%
2028	23	104,209	10.6%	38.62	12.7%	37	748,823	17.0%	22.56	12.5%
2029	10	27,480	2.8%	28.62	2.5%	27	246,165	5.6%	27.66	5.1%
2030	12	43,355	4.4%	44.81	6.1%	19	89,544	2.0%	47.03	3.1%
Thereafter	20	107,806	10.9%	36.33	12.4%	32	259,291	5.9%	39.55	7.5%
Total	263	984,700	100.0%	$32.20	100.0%	458	4,392,389	100.0%	$30.48	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		233,441					525,413
Total Square Feet		1,218,141					5,172,718

_________

1.	Leases currently under month to month or in process of renewal
31

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – June 30, 2021

	Quarter Ended				Year to Date
	March 31, 2021		June 30, 2021		June 30, 2021
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	4	4	2	2	6	6
GLA	30,520	30,520	4,277	4,277	34,797	34,797
New base rent	$26.86	$20.42	$33.96	$32.73	$27.73	$21.93
Previous base rent	$19.41	$21.82	$30.44	$33.46	$20.77	$23.25
Average cost per square foot	$29.83	$29.83	$10.95	$10.95	$27.51	$27.51
Weighted Average Lease Term (years)	12.7	12.7	7.9	7.9	12.1	12.1
Percentage growth in base rent	38.4%	(6.4)%	11.6%	(2.2)%	33.5%	(5.7)%

Renewal Leases
Number of renewal leases executed	7	7	17	17	24	24
GLA	29,026	29,026	222,455	222,455	251,481	251,481
New base rent	$34.60	$33.93	$20.13	$20.05	$21.80	$21.65
Expiring base rent	$30.41	$31.83	$18.71	$19.67	$20.06	$21.07
Average cost per square foot	$—	$—	$0.07	$0.07	$0.06	$0.06
Weighted Average Lease Term (years)	5.5	5.5	4.5	4.5	4.6	4.6
Percentage growth in base rent	13.8%	6.6%	7.6%	1.9%	8.7%	2.8%

Total New and Renewal Leases
Number of new and renewal leases executed	11	11	19	19	30	30
GLA commencing	59,546	59,546	226,732	226,732	286,278	286,278
New base rent	$30.63	$27.01	$20.39	$20.29	$22.52	$21.69
Expiring base rent	$24.77	$26.70	$18.93	$19.93	$20.15	$21.34
Average cost per square foot	$15.29	$15.29	$0.28	$0.28	$3.40	$3.40
Weighted Average Lease Term (years)	9.2	9.2	4.6	4.6	5.5	5.5
Percentage growth in base rent	23.7%	1.1%	7.7%	1.8%	11.8%	1.6%

__________

1.

Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.

2.	Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.

Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

32

Core Portfolio – Capital Expenditures
Supplemental Report – June 30, 2021

	Quarter Ended		Year to Date
	March 31, 2021	June 30, 2021	June 30, 2021	December 31, 2020
Leasing Commissions	$98	$905	$1,003	$1,985
Tenant Improvements	1,290	2,666	3,956	4,003
Maintenance Capital Expenditures	285	398	683	3,173
Total Capital Expenditures	$1,673	$3,969	$5,642	$9,161

33

Fund Overview
Supplemental Report – June 30, 2021

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$85.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$457.8	Million
Acadia's Pro Rata Share	22.2%		28.3%		24.5%		23.1%		20.1%		23.4%
Acadia's Promoted Share [1]	37.8%		42.7%		39.6%		38.5%		36.1%		38.8%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$373.4	Million	$448.1	Million	$488.1	Million	$217.1	Million	$1,613.4	Million
Cumulative Net Distributions [3]	$195.4	Million	$169.8	Million	$568.8	Million	$193.1	Million	$36.9	Million	$1,164.1	Million
Net Distributions/Contributions	225.6%		45.5%		126.9%		39.6%		17.0%		72.2%
Unfunded Commitment [4]	$0.0	Million	$11.9	Million	$1.9	Million	$41.9	Million	$302.9	Million	$358.5	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$119.1	Million	$128.7	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Aug-2022
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [6]	Fund I & II		1.5% of Implied Capital
Asset Management	Fund III		From mid-May 2020 to mid-May 2021; 0.75% of Implied Capital excluding the Unfunded Commitment; thereafter $0
Asset Management [6]	Fund IV		1.5% of Implied Capital during the investment period; 1.25% of Implied Capital post-investment period
Asset Management [7]	Fund V

1.5% of Implied Capital for Year 1-4 of the investment period; 1.5% of Allocated Capital Commitments for Year 5 of the investment period (August 26, 2020-August 25, 2021); 1.0% of Allocated Capital Commitments for Year 6 of the investment period (August 26, 2021-August 25, 2022); 1.25% of Implied Capital post-investment period

Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

__________

1.

Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.

2.

With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020 and 2021 to fund the on-going redevelopment of existing Fund II investments.

3.	Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.

Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.

5.	Unfunded Commitments available to deploy into new unidentified investments.
6.	Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $41.9 million of general reserves.
7.	Implied Capital is Fund Size less capital attributed to sold investments or released. Allocated Capital Commitments are computed as the Fund Size less Acquisition Dry Powder.

34

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2021

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point - Phase I and II	Target, Alamo Drafthouse	2007	94.2%	—	289,464	180,054	469,518	—%	56.6%	20.1%	42.6%	59.4%	$5,377,929	$26.91

Total - Fund II				—	289,464	180,054	469,518	—%	56.6%	20.1%	42.6%	59.4%	$5,377,929	$26.91

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	Swatch	2012	63.1%	4,637	—	—	4,637	84.8%	—%	—%	84.8%	100.0%	916,137	233.12
Cortlandt Crossing	ShopRite, HomeSense	2012	100.0%	—	92,868	31,406	124,274	—%	100.0%	34.6%	83.5%	93.5%	2,902,195	27.97

Total - Fund III				4,637	92,868	31,406	128,911	84.8%	100.0%	34.6%	83.5%	93.8%	$3,818,332	$35.46

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	100.0%	—%	—%	100.0%	100.0%	2,034,674	241.30
1035 Third Avenue [2]	─	2015	100.0%	7,634	—	—	7,634	60.5%	—%	—%	60.5%	100.0%	892,621	193.17

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	87,539	65,955	153,494	—%	100.0%	100.0%	100.0%	100.0%	3,149,312	20.52

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	1,009,945	64.28

NORTHEAST

Pennsylvania
Dauphin Plaza	Price Rite, Ashley Furniture	2016	100.0%	—	114,765	100,970	215,735	—%	100.0%	83.4%	92.2%	92.2%	1,899,892	9.55
Mayfair Shopping Center	Planet Fitness, Dollar Tree	2016	100.0%	—	34,806	80,605	115,411	—%	100.0%	92.4%	94.7%	94.7%	1,906,142	17.44

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.4%	85.4%	2,025,172	14.79

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	209,356	71,404	280,760	—%	100.0%	97.0%	99.2%	99.2%	3,709,188	13.31

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	113,933	229,936	—%	100.0%	79.1%	89.7%	91.0%	3,101,483	15.05

MIDWEST
Illinois
Lincoln Place	Kohl's, Marshall's, Ross	2017	100.0%	—	144,302	127,758	272,060	—%	100.0%	90.5%	95.6%	95.6%	3,058,647	11.77

35

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2021

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF
SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Kendra Scott, Starbucks	2014	100.0%	96,440	—	—	96,440	78.5%	—%	—%	78.5%	81.6%	2,686,238	35.50

North Carolina
Wake Forest Crossing	Lowe's, TJ Maxx	2016	100.0%	—	113,353	89,527	202,880	—%	100.0%	90.1%	95.6%	95.6%	2,969,276	15.30

WEST
California
146 Geary Street	─	2015	100.0%	11,436	—	—	11,436	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection (3 properties)	Eileen Fisher, Bonobos	2015	90.0%	7,148	—	—	7,148	66.7%	—%	—%	66.7%	66.7%	520,985	109.34

Total - Fund IV				156,038	875,124	755,600	1,786,762	70.0%	100.0%	87.7%	92.2%	92.7%	$28,963,575	$17.59

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	79.1%	93.5%	97.9%	3,749,930	17.90

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	48,057	193,446	—%	100.0%	90.4%	97.6%	97.6%	2,325,298	12.31
Fairlane Green	TJ Maxx, Michaels, Bed Bath & Beyond	2017	100.0%	—	109,916	160,235	270,151	—%	74.5%	84.3%	80.3%	80.3%	4,384,236	20.21

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	250,698	279,269	529,967	—%	94.1%	61.7%	77.0%	89.0%	6,017,602	14.74

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods	2019	90.0%	—	129,940	172,948	302,888	—%	100.0%	82.0%	89.7%	89.7%	3,927,786	14.46

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	267,471	461,941	—%	100.0%	69.4%	82.3%	89.9%	5,001,928	13.16

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Bed Bath & Beyond, Ross Dress for Less	2019	100.0%	—	87,883	316,925	404,808	—%	68.2%	88.3%	83.9%	83.9%	7,211,907	21.24

Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,558	171,799	—%	100.0%	90.0%	94.3%	96.3%	3,267,199	20.17

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	266,584	113,981	380,565	—%	86.9%	83.0%	85.7%	97.5%	3,792,783	11.63

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	76.6%	95.1%	95.1%	4,520,171	10.25
36

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2021

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Georgia
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	94.9%	97.8%	99.2%	4,260,305	12.01

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	86.1%	78.2%	82.5%	95.0%	4,195,468	21.01

Utah
Family Center at Riverdale	Target, Sportman's Warehouse	2019	89.4%	—	256,352	115,719	372,071	—%	80.6%	89.1%	83.3%	85.9%	3,170,046	10.23

Total - Fund V				—	2,376,378	2,003,844	4,380,222	—%	92.7%	80.1%	86.9%	91.5%	$55,824,659	$14.66

TOTAL FUND PROPERTIES				160,675	3,633,834	2,970,904	6,765,413	70.4%	91.8%	77.9%	85.2%	89.7%	$93,984,495	$16.31

Acadia Share of Total Fund Properties				36,599	754,541	611,045	1,402,185	70.3%	91.1%	76.9%	84.4%	89.0%	$19,493,645	$16.48

__________

1.

Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2.	Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

37

Fund Lease Expirations
Supplemental Report – June 30, 2021	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2021	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2022	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2023	—	—	—%	—	—	—%	2	161	0.6%	42,428	263.53	5.0%
2024	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2026	1	655	1.2%	67,187	102.58	4.7%	—	—	—%	—	—	—%
2027	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2028	2	5,951	11.2%	389,962	65.53	27.2%	2	6,318	24.3%	185,360	29.34	21.7%
2029	1	254	0.5%	49,462	194.73	3.4%	1	490	1.9%	29,400	60.00	3.4%
2030	—	—	—%	0	—	—%	3	1,682	6.5%	93,731	55.73	11.0%
Thereafter	4	46,493	87.1%	929,296	19.99	64.7%	3	17,376	66.7%	502,120	28.90	58.9%
Total	8	53,353	100.0%	$1,435,907	$26.91	100.0%	11	26,027	100.0%	$853,039	$32.78	100.0%

		72,008	Total Vacant					5,139	Total Vacant
		125,361	Total Square Feet					31,166	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	1	1,109	0.3%	$6,442	$5.81	0.1%	5	2,351	0.3%	$36,921	$15.70	0.3%
2021	9	4,890	1.4%	74,206	15.18	1.2%	17	7,641	1.0%	215,845	28.25	2.0%
2022	20	30,050	8.4%	456,444	15.19	7.3%	54	84,899	11.4%	1,371,535	16.15	12.5%
2023	17	14,367	4.0%	217,795	15.16	3.5%	51	81,952	11.0%	1,448,508	17.68	13.2%
2024	12	6,677	1.9%	172,715	25.87	2.8%	53	119,594	16.0%	1,755,326	14.68	16.0%
2025	29	47,935	13.4%	1,145,998	23.91	18.3%	49	161,222	21.6%	1,982,562	12.30	18.1%
2026	20	31,113	8.7%	641,713	20.63	10.3%	40	56,542	7.6%	1,055,497	18.67	9.6%
2027	15	19,969	5.6%	394,313	19.75	6.3%	13	53,305	7.2%	513,203	9.63	4.7%
2028	10	26,299	7.3%	341,716	12.99	5.5%	18	39,426	5.3%	682,407	17.31	6.2%
2029	13	54,950	15.3%	956,829	17.41	15.3%	15	39,396	5.3%	460,787	11.70	4.2%
2030	10	17,471	4.9%	313,359	17.94	5.0%	20	47,550	6.4%	659,679	13.87	6.0%
Thereafter	22	103,180	28.8%	1,527,891	14.81	24.4%	17	51,490	6.9%	773,008	15.01	7.2%
Total	178	358,010	100.0%	$6,249,421	$17.46	100.0%	352	745,368	100.0%	$10,955,278	$14.70	100.0%

		31,693	Total Vacant					110,586	Total Vacant
		389,703	Total Square Feet					855,954	Total Square Feet

__________

1.	Leases currently under month to month or in process of renewal
38

Development and Redevelopment Activity
Supplemental Report – June 30, 2021

				Est. SQFT				Acquisition & Development Costs [1]
Property	Ownership [1]	Location	Estimated Stabilization	Upon Completion	Occupied/Leased Rate	Key Tenants	Description	Incurred [2]	Estimated Future Range			Estimated Total Range
Development:
CORE
1238 Wisconsin	80.0%	Washington DC	2023	29,000	—	TBD	Redevelopment/addition to existing building with ground level retail, upper floor office and residential units upon completion. Discretionary spend upon securing tenant(s)	$4.8	$27.9	to	$28.7	$32.7	to	$33.5

FUND II
City Point Phase III [3]	94.2%	Brooklyn, NY	2021	72,000	0%/88%	BASIS Independent Schools	Discretionary spend upon securing tenant(s) for lease up	53.8	12.2	to	15.2	66.0	to	69.0

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	TBD	TBD	—	TBD	Discretionary spend upon securing necessary approvals and tenant(s) for lease up	23.7	26.3	to	36.3	50.0	to	60.0

FUND IV
717 N. Michigan Avenue	100.0%	Chicago, IL	2025	62,000	30%/30%	Disney Store	Discretionary spend upon securing tenant(s) for lease up	116.4	12.0	to	19.5	128.4	to	135.9
								$198.7	$78.4		$99.7	$277.1		$298.4
Major Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2024	241,000	72%/99%	Target, Whole Foods, PetSmart	Ground up development of pad sites and street level retail and re-tenanting/redevelopment for Whole Foods	$200.0	$10.7	to	$13.7	$210.7	to	$213.7
Elmwood Park	100.0%	Elmwood Park, NJ	2022	144,000	55%/81%	Lidl	Re-tenanting and split of former 48,000 square foot Acme with 28,000 square foot Lidl and 20,000 square feet of remaining for discretionary spend; façade upgrade	1.9	3.1	to	3.6	5.0	to	5.5
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	23%/23%	TBD	Discretionary spend for re-tenanting former 120,000 square foot Kmart anchor space once tenant(s) are secured	—	5.0	to	7.0	5.0	to	7.0
Mad River	100.0%	Dayton, OH	TBD	TBD	48%/48%	TBD	Discretionary spend for the re-tenanting former 33,000 square foot Babies R Us space once tenant(s) are secured	—	1.9	to	2.3	1.9	to	2.3
								$201.9	$20.7		$26.6	$222.6		$228.5

_________

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Development and Redevelopment Activity
Supplemental Report – June 30, 2021

__________

1.	Ownership percentages and costs represent the Core or Fund level ownership and not Acadia’s pro rata share.
2.

Incurred amounts include costs associated with the initial carrying value. Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred. Reconciles to Consolidated Balance Sheet at June 30, 2021 as follows:

Development costs above	$198.7
Unconsolidated projects (a)	(4.8)
Projects in redevelopment or partial development (b)	44.2
Deferred costs and other amounts	(7.5)
Impairment charges taken	(13.0)
Total per consolidated balance sheet	$217.6

(a)	Relates to 1238 Wisconsin Avenue
(b)

Primarily relates to the portion of City Center that is still in Major Redevelopment. Total incurred amount of $199.3 reflects the historical carrying value of the entire property (including its initial acquisition cost).

3.	Incurred amounts include the conversion of a $33.8 million note receivable to improvements in the property.

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Portfolio Composition [1]
Supplemental Report – June 30, 2021

Billed Percentage	Core	Core and Fund Pro-Rata	Core Street/Urban	Core Suburban

Essential
Grocer / Mass Merchandiser [2]	14%	15%	13%	16%
Drug / Dollar Store	4%	4%	5%	4%
Banks	5%	4%	5%	4%
Home Improvement / Auto	3%	3%	—%	8%
Communications / Electronics	3%	3%	4%	2%
Other Essential	4%	4%	1%	6%
Pets	3%	3%	3%	3%
Total Essential	36%	36%	31%	43%

Non-Essential
Apparel	19%	18%	30%	2%
Discount / Fast Fashion	9%	9%	14%	3%
Restaurant / Food	7%	8%	5%	10%
Hard Goods	9%	9%	5%	15%
Personal / Professional Service	7%	7%	7%	7%
Home	5%	5%	3%	8%
Other	4%	4%	4%	4%
Gym / Fitness	3%	3%	1%	6%
Theater / Entertainment	1%	1%	—%	2%
Total Non-Essential	64%	64%	69%	57%

Total	100%	100%	100%	100%

__________

1.	Data as of June 30, 2021. Percentages based on billed June rents and recoveries.
2.	Includes Walmart, Target and K-Mart.

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Important Notes
Supplemental Report – June 30, 2021

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include gains and losses incidental to its main business (including those related to its RCP investments such as Albertsons) in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

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